Preferred Stock	12 Months Ended
Dec. 31, 2025
Preferred Stock
Preferred Stock

9. Preferred Stock

On June 17, 2021 and on December 3, 2021, Ardmore issued 25,000 shares and 15,000 shares, respectively, of Series A Cumulative Redeemable Perpetual Preferred Shares (“Series A Preferred Stock”) to an affiliate of Maritime Partners LLC.

On December 10, 2024, the Company completed the redemption of 10,000 shares of its Series A Preferred Stock at a redemption value of $10.3 million. This equates to stipulated redemption price of 103% of the liquidation preference per share, plus any accumulated and unpaid dividends, which was recorded in Preferred dividends in the consolidated statements of operations. The redemption of 10,000 shares equates to 25% of the Company’s outstanding Series A Preferred Stock. As the fair value of the preferred stock redemption was greater than the carrying amount, a loss on extinguishment of $0.7 million was recognized during the year ended December 31, 2024, which was recorded in extinguishment of preferred stock in the consolidated statements of operations.

On October 31, 2025 the Company completed the full redemption for all outstanding shares of its Series A Preferred Stock, for $30.6 million, which represents the stipulated redemption price of 102% of the liquidation preference per share. The redemption of 30,000 shares equates to the remainder of the Company’s outstanding Series A Preferred Stock. As the fair value of the preferred stock redemption was greater than the carrying amount, a loss on extinguishment of $2.2 million was recognized during the year ended December 31, 2025 (2024: $0.7 million).

The Company paid $3.2 million in preferred stock dividends, which includes a $0.6 million in premium on the redemption of its remaining 30,000 shares of its Series A Preferred Stock during the year ended December 31, 2025. The Company paid $3.8 million in preferred stock dividends during the year ended December 31, 2024.